Fourth Quarter
Financial Supplement
December 31, 2006

TABLE OF CONTENTS

HIGHLIGHTS
Corporate Overview		2

METLIFE, INC.
Consolidated Balance Sheets		3
Consolidated Statements of Operating Earnings Available to Common Shareholders		4
Consolidating Balance Sheet		5
Consolidating Statement of Operating Earnings Available to Common Shareholders		6

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS		10

INSTITUTIONAL OPERATIONS
Statements of Operating Earnings Available to Common Shareholders		11
Premiums, Fees and Other Revenues by Product and Additional Statistical Information		15
Future Policy Benefits and Policyholder Account Balances and
Separate Account Liabilities		16
Other Expenses by Major Category		17
Spreads by Product		18

INDIVIDUAL OPERATIONS
Statements of Operating Earnings Available to Common Shareholders		19
Premiums and Deposits by Product		24
Additional Statistical Information		25
Future Policy Benefits and Policyholder Account Balances and
Separate Account Liabilities		26
Insurance Expenses and Other Expenses by Major Category		27
Spreads by Product		28

AUTO & HOME OPERATIONS
Statements of Operating Earnings Available to Common Shareholders		29
Written Premiums by Product and Selected Financial Information and Supplemental Data		32

INTERNATIONAL OPERATIONS
Statement of Operating Earnings Available to Common Shareholders		33

REINSURANCE OPERATIONS
Statement of Operating Earnings Available to Common Shareholders		34
Pre-Tax and Pre-Minority Interest Operating Earnings by Region and Reserves by Region		35

CORPORATE, OTHER & ELIMINATIONS
Statement of Operating Earnings Available to Common Shareholders		36

METLIFE, INC.
Investment Results by Asset Category and Annualized Yields		37
Fixed Maturity Securities and Equity Securities Gross Unrealized Gains and Losses Aging Schedules		39
Summary of Fixed Maturity Securities Available for Sale by Sector and Quality Distribution, and Summary of Commercial Mortgage Loans by Region and Property Type		40
Summary of Real Estate and Summary of Mortgages and Consumer Loans		41

OTHER INFORMATION	`
Company Ratings		42
NOTE:
The Quarterly Financial Supplement (“QFS”) includes financial measures, operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles (“GAAP”). Operating earnings is defined as GAAP net income excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and discontinued operations other than discontinued real estate, net of income tax. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share should not be viewed as substitutes for GAAP net income, GAAP net income available to common shareholders and GAAP net income available to common shareholders per diluted common share, respectively. Reconciliations of operating earnings to GAAP net income, operating earnings available to common shareholders to GAAP net income available to common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income available to common shareholders per diluted common share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated Feburary 13, 2007, for the quarter ended December 31, 2006, which are available at www.metlife.com.

CORPORATE OVERVIEW
Unaudited (In millions, except per share data)

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
	2005	2006	2006	2006	2006

Net income	$709	$747	$650	$1,033	$3,863
Preferred stock dividends	32	33	33	34	34

Net income available to common shareholders	677	714	617	999	3,829

Net investment gains (losses)	(234)	(624)	(817)	254	4,336
Minority interest — net investment gains (losses)	3	(2)	4	0	(2)
Net investment gains (losses) tax benefit (provision)	85	220	289	(92)	(1,531)

Net investment gains (losses), net of income tax (1) (2)	(146)	(406)	(524)	162	2,803

Adjustments related to universal life and investment-type product policy fees	0	(3)	(9)	3	3
Adjustments related to policyholder benefits and dividends	(9)	108	84	(204)	(98)
Adjustments related to other expenses	30	42	126	14	49
Adjustments related to tax benefit (provision)	(9)	(52)	(72)	66	17

Adjustments related to net investment gains (losses), net of income tax (3)	12	95	129	(121)	(29)

Discontinued operations, net of income tax	12	0	30	0	2

Operating earnings available to common shareholders (4)	$799	$1,025	$982	$958	$1,053

Net income available to common shareholders per common share — diluted	$0.88	$0.93	$0.80	$1.29	$4.95
Net investment gains (losses), net of income tax	(0.20)	(0.53)	(0.69)	0.21	3.63
Adjustments related to net investment gains (losses), net of income tax	0.02	0.13	0.17	(0.16)	(0.04)
Discontinued operations, net of income tax	0.02	0.00	0.04	0.00	0.00

Operating earnings available to common shareholders — diluted	$1.04	$1.33	$1.28	$1.24	$1.36

Weighted average common shares outstanding — diluted	769.0	768.8	769.9	773.7	773.1

Book value per common share (actual common shares outstanding)	$35.72	$34.98	$33.77	$38.91	$42.23
Book value per common share, excluding accumulated other comprehensive income (actual common shares outstanding)	$33.20	$34.21	$35.08	$36.42	$40.74

Book value per common share — diluted (weighted average common shares outstanding)	$35.19	$34.50	$33.30	$38.22	$41.08
Book value per common share, excluding accumulated other comprehensive income — diluted (weighted average common shares outstanding)	$32.70	$33.73	$34.59	$35.78	$39.63

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
	2005	2006	2006	2006	2006

Common shares outstanding, beginning of period	757.1	757.5	758.2	759.2	760.0
Treasury stock	0.4	0.7	1.0	0.8	(8.0)

Common shares outstanding, end of period	757.5	758.2	759.2	760.0	752.0

Weighted average common shares outstanding — basic	761.1	762.0	763.1	762.4	759.6
Dilutive effect of stock-based awards	7.9	6.8	6.8	9.3	9.8
Dilutive effect of stock purchase contracts underlying common equity units	0.0	0.0	0.0	2.0	3.7

Weighted average common shares outstanding — diluted	769.0	768.8	769.9	773.7	773.1

Policyholder Trust Shares	298.8	294.0	285.3	281.9	276.9

SUPPLEMENTAL DATA

Adjusted long-term debt to total capital (5)	28.6%	28.5%	27.8%	27.1%	26.4%

(1)	Net investment gains (losses), net of income tax, excludes scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment of $23 million, $25 million, $44 million, $61 million and $56 million for the three months ended December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006, and December 31, 2006, respectively. For QFS purposes, these settlements are included in net investment income.

(2)	Net investment gains (losses), net of income tax, from real estate and real estate joint ventures includes discontinued operations of $100 million, ($3) million, ($2) million, $63 million and $3,021 million, for the three months ended December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006, respectively.

(3)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(4)	Presentation of operating earnings available to common shareholders throughout the QFS differs from other public filings with respect to discontinued operations and scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No.133, Accounting for Derivative Instruments and Hedging Activities.

(5)	Adjusted long-term debt at December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006, consists of $8,017 million, $8,028 million, $8,112 million, $8,127 million and $7,694 million of long-term debt, respectively, $2,134 million, $2,134 million, $2,134 million, $2,134 million and $3,381 million of adjusted junior subordinated debt securities, respectively, and $878 million, $1,084 million, $927 million, $905 million and $723 million of adjusted short-term debt, respectively. Non-recourse debt not included in adjusted long-term debt consists of $1,472 million, $1,505 million, $2,226 million, $2,185 million and $2,285 million at such dates, respectively. Non-recourse debt not included in adjusted junior subordinated debt securities consists of $399 million, at each of such dates. Non-core borrowings not included in adjusted short-term debt consists of $536 million, $276 million, $1,326 million, $801 million and $726 million at such dates, respectively. Total capital is defined as adjusted long-term debt, shares subject to mandatory redemption and stockholders’ equity net of accumulated other comprehensive income.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS (1)

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006

ASSETS

Fixed maturity securities, at fair value	$230,875	$240,711	$237,612	$243,136	$244,187
Equity securities, at fair value	3,338	3,356	3,202	3,177	5,131
Mortgage and consumer loans	37,190	37,351	38,665	40,141	42,239
Policy loans	9,981	9,987	10,065	10,115	10,228
Real estate and real estate joint ventures	4,665	4,700	4,786	4,931	4,986
Other limited partnership interests	4,276	4,514	4,805	4,686	4,781
Short-term investments	3,306	3,368	4,067	5,839	2,709
Other invested assets	8,078	8,386	9,652	9,194	10,428

Total Investments	301,709	312,373	312,854	321,219	324,689

Cash and cash equivalents	4,018	5,144	4,126	5,924	7,107
Accrued investment income	3,036	3,145	3,275	3,380	3,347
Premiums and other receivables	12,186	12,731	13,216	14,494	14,490
Deferred policy acquisition costs and value of business acquired	19,641	20,245	20,814	20,565	20,851
Current income tax recoverable	0	0	154	170	0
Goodwill	4,797	4,797	4,913	4,916	4,897
Other assets	8,389	8,145	8,171	8,244	7,969
Separate account assets	127,869	132,522	132,782	137,274	144,365

Total Assets	$481,645	$499,102	$500,305	$516,186	$527,715

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$123,204	$122,748	$123,802	$125,614	$127,489
Policyholder account balances	128,312	129,860	130,518	131,898	133,543
Other policyholder funds	8,331	8,620	8,721	9,100	9,139
Policyholder dividends payable	917	918	961	1,004	960
Policyholder dividend obligation	1,607	814	176	1,077	1,063
Short-term debt	1,414	1,360	2,253	1,706	1,449
Long-term debt	9,489	9,533	10,338	10,312	9,979
Junior subordinated debt securities	2,533	2,533	2,533	2,533	3,780
Shares subject to mandatory redemption	278	278	278	278	278
Current income tax payable	69	88	0	0	1,465
Deferred income tax payable	1,706	1,199	485	2,319	2,278
Payables for collateral under securities loaned and other transactions	34,515	47,059	46,612	48,082	45,846
Other liabilities	12,300	13,003	13,165	13,379	12,283
Separate account liabilities	127,869	132,522	132,782	137,274	144,365

Total Liabilities	452,544	470,535	472,624	484,576	493,917

Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	17,274	17,327	17,372	17,397	17,454
Retained earnings	10,865	11,579	12,195	13,195	16,574
Treasury stock	(959)	(938)	(905)	(878)	(1,357)
Accumulated other comprehensive income	1,912	590	(990)	1,887	1,118

Total Stockholders’ Equity	29,101	28,567	27,681	31,610	33,798

Total Liabilities and Stockholders’ Equity	$481,645	$499,102	$500,305	$516,186	$527,715

(1)	Certain prior period amounts have been reclassified to conform with current period presentation.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006

REVENUES
Premiums	$6,346	$6,428	$6,428	$6,577	$6,979
Universal life and investment-type product policy fees	1,112	1,178	1,194	1,185	1,229
Investment income, net	4,167	4,278	4,277	4,308	4,703
Other revenues	323	328	335	339	360

	11,948	12,212	12,234	12,409	13,271

EXPENSES
Policyholder benefits and dividends	6,897	6,934	6,840	6,930	7,318
Interest credited to policyholder account balances	1,167	1,220	1,269	1,349	1,402
Interest credited to bank deposits	37	43	48	51	52
Interest expenses (1)	185	198	202	234	218
Other expenses (1)	2,487	2,297	2,425	2,480	2,780

	10,773	10,692	10,784	11,044	11,770

Operating earnings before provision (benefit) for income tax	1,175	1,520	1,450	1,365	1,501
Provision for income tax	344	462	435	373	414

Operating earnings	831	1,058	1,015	992	1,087
Preferred stock dividends	32	33	33	34	34

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$799	$1,025	$982	$958	$1,053

Net Income Reconciliation

Operating earnings available to common shareholders	$799	$1,025	$982	$958	$1,053

Net investment gains (losses)	(234)	(624)	(817)	254	4,336
Minority interest — net investment gains (losses)	3	(2)	4	0	(2)
Net investment gains (losses) tax benefit (provision)	85	220	289	(92)	(1,531)

Net investment gains (losses), net of income tax	(146)	(406)	(524)	162	2,803

Adjustments related to universal life and investment-type product policy fees	0	(3)	(9)	3	3
Adjustments related to policyholder benefits and dividends	(9)	108	84	(204)	(98)
Adjustments related to other expenses	30	42	126	14	49
Adjustments related to tax benefit (provision)	(9)	(52)	(72)	66	17

Adjustments related to net investment gains (losses), net of income tax (2)	12	95	129	(121)	(29)

Discontinued operations, net of income tax	12	0	30	0	2

Net income available to common shareholders	677	714	617	999	3,829
Preferred stock dividends	32	33	33	34	34

Net income	$709	$747	$650	$1,033	$3,863

(1)	Certain prior period amounts have been reclassified to conform with current period presentation.

(2)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2006

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

ASSETS
Total investments	$324,689	$134,076	$125,044	$3,789	$15,392	$14,086	$32,302
Cash and cash equivalents	7,107	(446)	1,118	(60)	317	56	6,122
Accrued investment income	3,347	1,156	1,314	61	148	68	600
Premiums and other receivables	14,490	5,292	1,958	944	946	1,254	4,096
Deferred policy acquisition costs and value of business acquired	20,851	1,370	13,996	190	2,130	3,152	13
Goodwill	4,897	977	2,957	157	301	96	409
Other assets	7,969	1,491	3,092	386	312	90	2,598
Separate account assets	144,365	47,047	94,125	0	3,178	16	(1)

Total Assets	$527,715	$190,963	$243,604	$5,467	$22,724	$18,818	$46,139

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$127,489	$50,700	$55,795	$3,392	$8,123	$5,140	$4,339
Policyholder account balances	133,543	59,694	57,208	0	5,793	6,212	4,636
Other policyholder funds	9,139	2,811	2,840	61	1,223	1,980	224
Policyholder dividends payable	960	0	959	0	0	0	1
Policyholder dividend obligation	1,063	0	1,063	0	0	0	0
Short-term debt	1,449	0	0	0	0	0	1,449
Long-term debt	9,979	0	138	0	66	1,157	8,618
Junior subordinated debt securities	3,780	0	0	0	0	399	3,381
Shares subject to mandatory redemption	278	0	0	0	0	159	119
Current income tax payable	1,465	429	415	7	(50)	29	635
Deferred income tax payable	2,278	(1,388)	1,643	21	111	1,010	881
Payables for collateral under securities loaned and other transactions	45,846	19,487	16,794	85	0	0	9,480
Other liabilities	12,283	2,671	3,000	648	1,086	1,463	3,415
Separate account liabilities	144,365	47,047	94,125	0	3,178	16	(1)

Total Liabilities	493,917	181,451	233,980	4,214	19,530	17,565	37,177

Equity
Preferred stock, at par value	1	0	0	0	0	0	1
Common stock, at par value	8	0	0	0	0	0	8
Allocated equity (1)	34,028	9,144	9,644	1,084	2,794	1,024	10,338
Treasury stock	(1,357)	0	0	0	0	0	(1,357)
Accumulated other comprehensive income	1,118	368	(20)	169	400	229	(28)

Total Stockholders’ Equity	33,798	9,512	9,624	1,253	3,194	1,253	8,962

Total Liabilities and Stockholders’ Equity	$527,715	$190,963	$243,604	$5,467	$22,724	$18,818	$46,139

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2006

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$6,979	$3,050	$1,237	$742	$740	$1,201	$9
Universal life and investment-type product policy fees	1,229	172	836	0	221	0	0
Investment income, net	4,703	2,020	1,801	44	287	231	320
Other revenues	360	175	141	4	12	19	9

	13,271	5,417	4,015	790	1,260	1,451	338

EXPENSES
Policyholder benefits and dividends	7,318	3,421	1,881	411	644	957	4
Interest credited to policyholder account balances	1,402	694	513	0	98	97	0
Capitalization of deferred policy acquisition costs	(862)	(71)	(372)	(116)	(138)	(165)	0
Amortization of deferred policy acquisition costs	632	41	263	117	105	103	3
Other expenses	3,280	664	1,097	223	515	409	372

	11,770	4,749	3,382	635	1,224	1,401	379

Operating earnings before provision (benefit) for income tax	1,501	668	633	155	36	50	(41)
Provision (benefit) for income tax	414	227	218	40	21	17	(109)

Operating earnings	1,087	441	415	115	15	33	68
Preferred stock dividends	34	0	0	0	0	0	34

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,053	$441	$415	$115	$15	$33	$34

Net Income Reconciliation

Operating earnings available to common shareholders	$1,053	$441	$415	$115	$15	$33	$34

Net investment gains (losses)	4,336	(253)	(134)	8	6	11	4,698
Minority interest — net investment gains (losses)	(2)	0	0	0	0	(2)	0
Net investment gains (losses) tax benefit (provision)	(1,531)	85	46	(3)	(2)	(3)	(1,654)

Net investment gains (losses), net of income tax	2,803	(168)	(88)	5	4	6	3,044

Adjustments related to universal life and investment-type product policy fees	3	0	3	0	0	0	0
Adjustments related to policyholder benefits and dividends	(98)	(21)	(22)	0	(55)	0	0
Adjustments related to other expenses	49	0	55	0	0	(6)	0
Adjustments related to tax benefit (provision)	17	7	(12)	0	20	2	0

Adjustments related to net investment gains (losses), net of income tax (1)	(29)	(14)	24	0	(35)	(4)	0

Discontinued operations, net of income tax	2	0	0	0	0	0	2

Net income available to common shareholders	3,829	259	351	120	(16)	35	3,080
Preferred stock dividends	34	0	0	0	0	0	34

Net income	$3,863	$259	$351	$120	($16)	$35	$3,114

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2005

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$6,346	$2,643	$1,264	$729	$636	$1,062	$12
Universal life and investment-type product policy fees	1,112	197	750	0	165	0	0
Investment income, net	4,167	1,732	1,711	46	262	161	255
Other revenues	323	166	110	8	9	13	17

	11,948	4,738	3,835	783	1,072	1,236	284

EXPENSES
Policyholder benefits and dividends	6,897	3,025	1,940	456	600	860	16
Interest credited to policyholder account balances	1,167	530	488	0	92	57	0
Capitalization of deferred policy acquisition costs	(1,044)	(72)	(409)	(110)	(141)	(312)	0
Amortization of deferred policy acquisition costs	724	49	303	113	43	212	4
Other expenses	3,029	618	1,047	213	441	371	339

	10,773	4,150	3,369	672	1,035	1,188	359

Operating earnings before provision (benefit) for income tax	1,175	588	466	111	37	48	(75)
Provision (benefit) for income tax	344	199	154	30	(11)	17	(45)

Operating earnings	831	389	312	81	48	31	(30)
Preferred stock dividends	32	0	0	0	0	0	32

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$799	$389	$312	$81	$48	$31	($62)

Net Income Reconciliation

Operating earnings available to common shareholders	$799	$389	$312	$81	$48	$31	($62)

Net investment gains (losses)	(234)	(156)	(180)	(3)	(7)	(6)	118
Minority interest — net investment gains (losses)	3	0	0	0	0	3	0
Net investment gains (losses) tax benefit (provision)	85	59	65	1	3	1	(44)

Net investment gains (losses), net of income tax	(146)	(97)	(115)	(2)	(4)	(2)	74

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	(9)	(18)	30	0	(21)	0	0
Adjustments related to other expenses	30	0	31	0	0	(1)	0
Adjustments related to tax benefit (provision)	(9)	6	(22)	0	7	0	0

Adjustments related to net investment gains (losses), net of income tax (1)	12	(12)	39	0	(14)	(1)	0

Discontinued operations, net of income tax	12	0	0	0	0	0	12

Net income available to common shareholders	677	280	236	79	30	28	24
Preferred stock dividends	32	0	0	0	0	0	32

Net income	$709	$280	$236	$79	$30	$28	$56

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2006

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$26,412	$11,867	$4,516	$2,924	$2,722	$4,348	$35
Universal life and investment-type product policy fees	4,786	775	3,207	0	804	0	0
Investment income, net	17,566	7,496	6,968	177	1,050	732	1,143
Other revenues	1,362	685	527	22	28	66	34

	50,126	20,823	15,218	3,123	4,604	5,146	1,212

EXPENSES
Policyholder benefits and dividends	28,022	13,347	7,073	1,723	2,352	3,490	37
Interest credited to policyholder account balances	5,240	2,587	2,035	0	364	254	0
Capitalization of deferred policy acquisition costs	(3,589)	(307)	(1,497)	(464)	(580)	(741)	0
Amortization of deferred policy acquisition costs	2,653	183	1,141	459	361	504	5
Other expenses	11,964	2,438	4,108	850	1,762	1,462	1,344

	44,290	18,248	12,860	2,568	4,259	4,969	1,386

Operating earnings before provision (benefit) for income tax	5,836	2,575	2,358	555	345	177	(174)
Provision (benefit) for income tax	1,684	875	815	141	121	62	(330)

Operating earnings	4,152	1,700	1,543	414	224	115	156
Preferred stock dividends	134	0	0	0	0	0	134

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$4,018	$1,700	$1,543	$414	$224	$115	$22

Operating Return on Common Equity (1)	14.8%

Net Income Reconciliation

Operating earnings available to common shareholders	$4,018	$1,700	$1,543	$414	$224	$115	$22

Net investment gains (losses)	3,149	(802)	(627)	4	22	7	4,545
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	(1,114)	282	223	(2)	(9)	(3)	(1,605)

Net investment gains (losses), net of income tax	2,035	(520)	(404)	2	13	4	2,940

Adjustments related to universal life and investment-type product policy fees	(6)	0	(6)	0	0	0	0
Adjustments related to policyholder benefits and dividends	(110)	(20)	(33)	0	(57)	0	0
Adjustments related to other expenses	231	0	233	0	0	(2)	0
Adjustments related to tax benefit (provision)	(41)	7	(69)	0	20	1	0

Adjustments related to net investment gains (losses), net of income tax (2)	74	(13)	125	0	(37)	(1)	0

Discontinued operations, net of income tax	32	0	0	0	0	0	32

Net income available to common shareholders	6,159	1,167	1,264	416	200	118	2,994
Preferred stock dividends	134	0	0	0	0	0	134

Net income	$6,293	$1,167	$1,264	$416	$200	$118	$3,128

Net Income Return on Common Equity, excluding AOCI (3)	22.6%
Net Income Return on Common Equity (3)	21.9%

(1)	Operating return on common equity is defined as operating earnings available to common shareholders divided by average GAAP common equity, excluding accumulated other comprehensive income.

(2)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(3)	Net income return on common equity is defined as net income available to common shareholders divided by average GAAP common equity. Segment net income return on common equity is defined as segment return on equity divided by average allocated equity.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2005

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$24,860	$11,387	$4,485	$2,911	$2,186	$3,869	$22
Universal life and investment-type product policy fees	3,828	772	2,476	0	579	0	1
Investment income, net	15,066	6,051	6,571	181	844	606	813
Other revenues	1,271	653	477	33	20	58	30

	45,025	18,863	14,009	3,125	3,629	4,533	866

EXPENSES
Policyholder benefits and dividends	27,105	12,785	7,076	1,997	2,056	3,206	(15)
Interest credited to policyholder account balances	3,938	1,665	1,775	0	278	220	0
Capitalization of deferred policy acquisition costs	(3,604)	(278)	(1,326)	(455)	(541)	(1,004)	0
Amortization of deferred policy acquisition costs	2,464	174	964	455	223	640	8
Other expenses	10,411	2,333	3,645	828	1,318	1,340	947

	40,314	16,679	12,134	2,825	3,334	4,402	940

Operating earnings before provision (benefit) for income tax	4,711	2,184	1,875	300	295	131	(74)
Provision (benefit) for income tax	1,377	739	623	68	62	45	(160)

Operating earnings	3,334	1,445	1,252	232	233	86	86
Preferred stock dividends	63	0	0	0	0	0	63

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$3,271 (3)	$1,445	$1,252	$232	$233	$86	$23

Operating Return on Common Equity (1)	14.4%

Net Income Reconciliation

Operating earnings available to common shareholders	$3,271	$1,445	$1,252	$232	$233	$86	$23

Net investment gains (losses)	1,947	167	374	(12)	5	22	1,391
Minority interest — net investment gains (losses)	(9)	0	(4)	0	0	(5)	0
Net investment gains (losses) tax benefit (provision)	(681)	(55)	(132)	4	(1)	(3)	(494)

Net investment gains (losses), net of income tax	1,257	112	238	(8)	4	14	897

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	(80)	8	(11)	0	(77)	0	0
Adjustments related to other expenses	13	0	23	0	0	(10)	0
Adjustments related to tax benefit (provision)	22	(3)	(4)	0	27	2	0

Adjustments related to net investment gains (losses), net of income tax (2)	(45)	5	8	0	(50)	(8)	0

Discontinued operations, net of income tax	168	0	0	0	5	0	163

Net income available to common shareholders	4,651	1,562	1,498	224	192	92	1,083
Preferred stock dividends	63	0	0	0	0	0	63

Net income	$4,714	$1,562	$1,498	$224	$192	$92	$1,146

Net Income Return on Common Equity, excluding AOCI (4)	20.4%
Net Income Return on Common Equity (4)	18.5%

(1)	Operating return on common equity is defined as operating earnings available to common shareholders divided by average GAAP common equity, excluding accumulated other comprehensive income.

(2)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(3)	Operating earnings available to common shareholders for the year ended December 31, 2005 includes a $30 million benefit, net of income tax, associated with the reduction of a previously established liability for settlement death benefits related to the Company’s sales practices class action settlement recorded in 1999, an $18 million benefit, net of income tax, associated with the reduction of a previously established liability related to Metropolitan Life Insurance Company’s demutualization in 2000, an $8 million charge, net of income tax, associated with an establishment of a liability associated with the Argentine pension business and a $31 million benefit from a revision of the estimate of income tax for 2004.

(4)	Net income return on common equity is defined as net income available to common shareholders divided by average GAAP common equity. Segment net income return on common equity is defined as segment return on equity divided by average allocated equity.

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006

INSTITUTIONAL OPERATIONS	$389	$416	$453	$390	$441

INDIVIDUAL OPERATIONS	312	408	353	367	415

AUTO & HOME OPERATIONS	81	93	99	107	115

INTERNATIONAL OPERATIONS	48	75	62	72	15

REINSURANCE OPERATIONS	31	24	29	29	33

CORPORATE, OTHER & ELIMINATIONS	(62)	9	(14)	(7)	34

CONSOLIDATED	$799	$1,025	$982	$958	$1,053

(1)	A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 11; (ii) Individual Operations, page 19; (iii) Auto & Home Operations, page 29; (iv) International Operations, page 33; (v) Reinsurance Operations, page 34; and Corporate, Other & Eliminations, page 36. A reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc., Consolidated, appears on page 4.

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — TOTAL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Institutional Operations	2005	2006	2006	2006	2006	2005	2006

REVENUES
Premiums	$2,643	$2,989	$2,836	$2,992	$3,050	$11,387	$11,867
Universal life and investment-type product policy fees	197	201	201	201	172	772	775
Investment income, net	1,732	1,787	1,824	1,865	2,020	6,051	7,496
Other revenues	166	170	169	171	175	653	685

	4,738	5,147	5,030	5,229	5,417	18,863	20,823

EXPENSES
Policyholder benefits and dividends	3,025	3,389	3,169	3,368	3,421	12,785	13,347
Interest credited to policyholder account balances	530	594	617	682	694	1,665	2,587
Other expenses	595	533	559	588	634	2,229	2,314

	4,150	4,516	4,345	4,638	4,749	16,679	18,248

Operating earnings before provision (benefit) for income tax	588	631	685	591	668	2,184	2,575
Provision (benefit) for income tax	199	215	232	201	227	739	875

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$389	$416	$453	$390	$441	$1,445	$1,700

Net Income Reconciliation

Operating earnings available to common shareholders	$389	$416	$453	$390	$441	$1,445	$1,700

Net investment gains (losses)	(156)	(339)	(440)	230	(253)	167	(802)
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	59	120	157	(80)	85	(55)	282

Net investment gains (losses), net of income tax	(97)	(219)	(283)	150	(168)	112	(520)

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	(18)	25	61	(85)	(21)	8	(20)
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	6	(9)	(22)	31	7	(3)	7

Adjustments related to net investment gains (losses), net of income tax (1)	(12)	16	39	(54)	(14)	5	(13)

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	280	213	209	486	259	1,562	1,167
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$280	$213	$209	$486	$259	$1,562	$1,167

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Group Life	2005	2006	2006	2006	2006	2005	2006

REVENUES
Premiums	$1,359	$1,551	$1,474	$1,434	$1,478	$5,643	$5,937
Universal life and investment-type product policy fees	194	195	197	196	171	753	759
Investment income, net	296	303	309	321	334	1,144	1,267
Other revenues	10	15	13	14	16	48	58

	1,859	2,064	1,993	1,965	1,999	7,588	8,021

EXPENSES
Policyholder benefits and dividends	1,398	1,636	1,484	1,505	1,515	5,903	6,140
Interest credited to policyholder account balances	125	134	143	148	153	448	578
Other expenses	157	155	157	159	187	630	658

	1,680	1,925	1,784	1,812	1,855	6,981	7,376

Operating earnings before provision (benefit) for income tax	179	139	209	153	144	607	645
Provision (benefit) for income tax	61	48	70	52	49	207	219

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$118	$91	$139	$101	$95	$400	$426

Net investment gains (losses), net of income tax	(38)	(2)	(47)	(10)	(26)	(41)	(85)
Adjustments related to net investment gains (losses), net of income tax	1	1	3	0	0	5	4
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	81	90	95	91	69	364	345
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$81	$90	$95	$91	$69	$364	$345

&nbs;
INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Retirement & Savings	2005	2006	2006	2006	2006	2005	2006

REVENUES
Premiums	$234	$334	$254	$436	$436	$1,671	$1,460
Universal life and investment-type product policy fees	3	6	4	5	1	19	16
Investment income, net	1,273	1,325	1,361	1,386	1,505	4,300	5,577
Other revenues	67	62	64	62	67	248	255

	1,577	1,727	1,683	1,889	2,009	6,238	7,308

EXPENSES
Policyholder benefits and dividends	743	774	755	940	942	3,399	3,411
Interest credited to policyholder account balances	405	460	474	534	541	1,217	2,009
Other expenses	113	98	119	111	114	419	442

	1,261	1,332	1,348	1,585	1,597	5,035	5,862

Operating earnings before provision (benefit) for income tax	316	395	335	304	412	1,203	1,446
Provision (benefit) for income tax	106	134	114	103	140	403	491

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$210	$261	$221	$201	$272	$800	$955

Net investment gains (losses), net of income tax	(61)	(168)	(187)	105	(140)	137	(390)
Adjustments related to net investment gains (losses), net of income tax	(2)	(7)	10	(16)	(8)	6	(21)
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	147	86	44	290	124	943	544
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$147	$86	$44	$290	$124	$943	$544

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Non-Medical Health & Other	2005	2006	2006	2006	2006	2005	2006

REVENUES
Premiums	$1,050	$1,104	$1,108	$1,122	$1,136	$4,073	$4,470
Universal life and investment-type product policy fees	0	0	0	0	0	0	0
Investment income, net	163	159	154	158	181	607	652
Other revenues	89	93	92	95	92	357	372

	1,302	1,356	1,354	1,375	1,409	5,037	5,494

EXPENSES
Policyholder benefits and dividends	884	979	930	923	964	3,483	3,796
Interest credited to policyholder account balances	0	0	0	0	0	0	0
Other expenses	325	280	283	318	333	1,180	1,214

	1,209	1,259	1,213	1,241	1,297	4,663	5,010

Operating earnings before provision (benefit) for income tax	93	97	141	134	112	374	484
Provision (benefit) for income tax	32	33	48	46	38	129	165

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$61	$64	$93	$88	$74	$245	$319

Net investment gains (losses), net of income tax	2	(49)	(49)	55	(2)	16	(45)
Adjustments related to net investment gains (losses), net of income tax	(11)	22	26	(38)	(6)	(6)	4
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	52	37	70	105	66	255	278
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$52	$37	$70	$105	$66	$255	$278

INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006

PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
Group Life	$1,563	$1,761	$1,684	$1,644	$1,665
Retirement & Savings	304	402	322	503	504
Non-Medical Health & Other	1,139	1,197	1,200	1,217	1,228

Total Premiums, Fees and Other Revenues	$3,006	$3,360	$3,206	$3,364	$3,397

Group Disability (Included in Non-Medical Health & Other)	$335	$347	$342	$352	$357

ADDITIONAL STATISTICAL INFORMATION

Incurred Loss Ratio (Mortality Experience):
Term Life	89.3%	94.2%	88.1%	91.6%	92.1%

Incurred Loss Ratio (Morbidity Experience):
Group Disability	91.1%	90.7%	90.2%	83.0%	95.2%

Actual Number of Sales Representatives (1)	755	739	693	677	642

(1)	Certain prior period amounts have been reclassified to conform with current period presentation.

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
Unaudited (In millions)
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Group Life	2005	2006	2006	2006	2006

Balance, beginning of period	$16,290	$16,400	$16,951	$16,686	$16,594
Premiums and deposits	2,681	3,372	2,824	2,787	2,854
Interest on reserves	166	176	187	193	197
Surrenders and withdrawals	(1,180)	(1,196)	(1,581)	(1,392)	(1,111)
Benefits and reserves	(1,397)	(1,623)	(1,489)	(1,514)	(1,521)
Other	(160)	(178)	(206)	(166)	(195)

Balance, end of period	$16,400	$16,951	$16,686	$16,594	$16,818

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Retirement & Savings	2005	2006	2006	2006	2006

Balance, beginning of period	$77,933	$78,405	$78,252	$79,406	$81,440
Premiums and deposits	3,282	3,819	3,028	3,389	3,387
Interest on reserves	937	986	1,022	1,054	1,086
Surrenders and withdrawals	(2,378)	(2,851)	(2,301)	(2,031)	(2,143)
Benefits and reserves	(655)	(679)	(673)	(663)	(676)
Other	(714)	(1,428)	78	285	941

Balance, end of period	$78,405	$78,252	$79,406	$81,440	$84,035

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Non-Medical Health & Other	2005	2006	2006	2006	2006

Balance, beginning of period	$8,321	$8,556	$8,849	$9,014	$9,277
Premiums and deposits	1,023	1,066	1,059	1,075	1,084
Interest on reserves	76	78	81	84	86
Surrenders and withdrawals	20	20	28	21	22
Benefits and reserves	(915)	(991)	(950)	(931)	(980)
Other	31	120	(53)	14	52

Balance, end of period	$8,556	$8,849	$9,014	$9,277	$9,541

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Group Life	2005	2006	2006	2006	2006

Balance, beginning of period	$9,931	$10,539	$10,949	$11,294	$12,608
Premiums and deposits	706	189	603	552	627
Investment performance	29	329	(161)	328	146
Surrenders and withdrawals	(121)	(101)	(86)	(139)	(110)
Policy charges	(7)	(7)	(7)	(7)	(8)
Other	1	0	(4)	580	(182)

Balance, end of period	$10,539	$10,949	$11,294	$12,608	$13,081

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Retirement & Savings	2005	2006	2006	2006	2006

Balance, beginning of period	$34,508	$34,374	$33,653	$33,657	$33,121
Premiums and deposits	1,204	1,345	1,127	1,256	952
Investment performance	527	550	279	1,218	809
Surrenders and withdrawals	(1,775)	(2,592)	(1,377)	(2,978)	(1,342)
Policy charges	(30)	(25)	(26)	(25)	(21)
Other	(60)	1	1	(7)	2

Balance, end of period	$34,374	$33,653	$33,657	$33,121	$33,521

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Non-Medical Health & Other	2005	2006	2006	2006	2006

Balance, beginning of period	$298	$326	$360	$377	$422
Premiums and deposits	78	90	91	84	85
Investment performance	(34)	90	(48)	33	(15)
Surrenders and withdrawals	(19)	(20)	(28)	(21)	(22)
Policy charges	(15)	(14)	(20)	(25)	(25)
Other	18	(112)	22	(26)	0

Balance, end of period	$326	$360	$377	$422	$445

INSTITUTIONAL OPERATIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006

OTHER EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses	$431	$361	$413	$397	$464
Pension and other post-retirement benefit costs	19	21	20	21	21
Premium tax and other tax, licenses and fees	53	50	38	50	52

Sub-total Insurance Expenses	503	432	471	468	537

Commissions and other expenses	92	101	88	120	97

Total Other Expenses	$595	$533	$559	$588	$634

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
Unaudited

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Group Life	2005	2006	2006	2006	2006

ANNUALIZED GENERAL ACCOUNT
SPREADS BY SEGMENT (%)
Investment income yield	5.98%	6.07%	6.11%	6.52%	6.84%
Average crediting rate	4.07%	4.40%	4.56%	4.73%	4.75%

Spread	1.91%	1.67%	1.55%	1.79%	2.09%

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Retirement & Savings	2005	2006	2006	2006	2006

ANNUALIZED GENERAL ACCOUNT
SPREADS BY SEGMENT (%)
Investment income yield	6.59%	6.74%	6.83%	6.79%	7.28%
Average crediting rate	5.11%	5.31%	5.33%	5.54%	5.52%

Spread	1.48%	1.43%	1.50%	1.25%	1.76%

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Non-Medical Health & Other	2005	2006	2006	2006	2006

ANNUALIZED GENERAL ACCOUNT
SPREADS BY SEGMENT (%)
Investment income yield	8.25%	7.71%	7.22%	7.09%	8.43%
Average crediting rate	4.95%	4.99%	5.00%	5.01%	4.98%

Spread	3.30%	2.72%	2.22%	2.08%	3.45%

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — TOTAL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Individual Operations	2005	2006	2006	2006	2006	2005	2006

REVENUES
Premiums	$1,264	$1,082	$1,102	$1,095	$1,237	$4,485	$4,516
Universal life and investment-type product policy fees	750	793	799	779	836	2,476	3,207
Investment income, net	1,711	1,741	1,709	1,717	1,801	6,571	6,968
Other revenues	110	125	135	126	141	477	527

	3,835	3,741	3,745	3,717	4,015	14,009	15,218

EXPENSES
Policyholder benefits and dividends	1,940	1,745	1,755	1,692	1,881	7,076	7,073
Interest credited to policyholder account balances	488	476	518	528	513	1,775	2,035
Capitalization of deferred policy acquisition costs	(409)	(370)	(415)	(340)	(372)	(1,326)	(1,497)
Amortization of deferred policy acquisition costs	303	302	289	287	263	964	1,141
Other expenses	1,047	964	1,060	987	1,097	3,645	4,108

	3,369	3,117	3,207	3,154	3,382	12,134	12,860

Operating earnings before provision (benefit) for income tax	466	624	538	563	633	1,875	2,358
Provision (benefit) for income tax	154	216	185	196	218	623	815

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$312	$408	$353	$367	$415	$1,252	$1,543

Net Income Reconciliation

Operating earnings available to common shareholders	$312	$408	$353	$367	$415	$1,252	$1,543

Net investment gains (losses)	(180)	(265)	(307)	79	(134)	374	(627)
Minority interest — net investment gains (losses)	0	0	0	0	0	(4)	0
Net investment gains (losses) tax benefit (provision)	65	95	108	(26)	46	(132)	223

Net investment gains (losses), net of income tax	(115)	(170)	(199)	53	(88)	238	(404)

Adjustments related to universal life and investment-type product policy fees	0	(3)	(9)	3	3	0	(6)
Adjustments related to policyholder benefits and dividends	30	61	(26)	(46)	(22)	(11)	(33)
Adjustments related to other expenses	31	45	118	15	55	23	233
Adjustments related to tax benefit (provision)	(22)	(37)	(29)	9	(12)	(4)	(69)

Adjustments related to net investment gains (losses), net of income tax (1)	39	66	54	(19)	24	8	125

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	236	304	208	401	351	1,498	1,264
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$236	$304	$208	$401	$351	$1,498	$1,264

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Traditional Life	2005	2006	2006	2006	2006	2005	2006

REVENUES
Premiums	$1,134	$976	$1,011	$1,009	$1,142	$4,099	$4,138
Universal life and investment-type product policy fees	0	0	0	0	0	0	0
Investment income, net	815	821	804	816	845	3,327	3,286
Other revenues	1	0	(1)	1	5	4	5

	1,950	1,797	1,814	1,826	1,992	7,430	7,429

EXPENSES
Policyholder benefits and dividends	1,648	1,444	1,463	1,467	1,610	6,083	5,984
Interest credited to policyholder account balances	0	0	0	0	0	0	0
Capitalization of deferred policy acquisition costs	(53)	(56)	(52)	(65)	(59)	(203)	(232)
Amortization of deferred policy acquisition costs	46	53	45	44	(1)	204	141
Other expenses	222	207	213	271	261	840	952

	1,863	1,648	1,669	1,717	1,811	6,924	6,845

Operating earnings before provision (benefit) for income tax	87	149	145	109	181	506	584
Provision (benefit) for income tax	30	51	48	36	61	172	196

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$57	$98	$97	$73	$120	$334	$388

Net investment gains (losses), net of income tax	15	(44)	(48)	(14)	3	315	(103)
Adjustments related to net investment gains (losses), net of income tax	20	40	19	(4)	1	(9)	56
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	92	94	68	55	124	640	341
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$92	$94	$68	$55	$124	$640	$341

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Variable & Universal Life	2005	2006	2006	2006	2006	2005	2006

REVENUES
Premiums	$0	$0	$0	$0	$0	$0	$0
Universal life and investment-type product policy fees	382	395	384	370	408	1,308	1,557
Investment income, net	190	203	197	199	211	689	810
Other revenues	(1)	(3)	0	1	0	(4)	(2)

	571	595	581	570	619	1,993	2,365

EXPENSES
Policyholder benefits and dividends	120	123	162	82	112	430	479
Interest credited to policyholder account balances	146	142	144	151	149	522	586
Capitalization of deferred policy acquisition costs	(136)	(102)	(110)	(89)	(103)	(406)	(404)
Amortization of deferred policy acquisition costs	113	110	104	97	132	331	443
Other expenses	275	208	214	184	231	849	837

	518	481	514	425	521	1,726	1,941

Operating earnings before provision (benefit) for income tax	53	114	67	145	98	267	424
Provision (benefit) for income tax	18	40	24	51	35	91	150

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$35	$74	$43	$94	$63	$176	$274

Net investment gains (losses), net of income tax	(22)	(25)	(36)	14	3	(33)	(44)
Adjustments related to net investment gains (losses), net of income tax	10	9	6	(3)	3	13	15
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	23	58	13	105	69	156	245
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$23	$58	$13	$105	$69	$156	$245

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Annuities	2005	2006	2006	2006	2006	2005	2006

REVENUES
Premiums	$101	$98	$85	$78	$105	$355	$366
Universal life and investment-type product policy fees	334	356	367	365	387	1,035	1,475
Investment income, net	665	677	667	658	697	2,408	2,699
Other revenues	29	29	36	31	40	79	136

	1,129	1,160	1,155	1,132	1,229	3,877	4,676

EXPENSES
Policyholder benefits and dividends	152	173	125	138	167	539	603
Interest credited to policyholder account balances	322	314	351	352	339	1,181	1,356
Capitalization of deferred policy acquisition costs	(220)	(212)	(253)	(186)	(210)	(716)	(861)
Amortization of deferred policy acquisition costs	144	139	140	146	132	429	557
Other expenses	422	400	477	387	450	1,400	1,714

	820	814	840	837	878	2,833	3,369

Operating earnings before provision (benefit) for income tax	309	346	315	295	351	1,044	1,307
Provision (benefit) for income tax	100	120	109	103	121	340	453

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$209	$226	$206	$192	$230	$704	$854

Net investment gains (losses), net of income tax	(99)	(102)	(105)	56	(86)	(33)	(237)
Adjustments related to net investment gains (losses), net of income tax	9	17	29	(12)	20	4	54
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	119	141	130	236	164	675	671
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$119	$141	$130	$236	$164	$675	$671

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Other	2005	2006	2006	2006	2006	2005	2006

REVENUES
Premiums	$29	$8	$6	$8	($10)	$31	$12
Universal life and investment-type product policy fees	34	42	48	44	41	133	175
Investment income, net	41	40	41	44	48	147	173
Other revenues	81	99	100	93	96	398	388

	185	189	195	189	175	709	748

EXPENSES
Policyholder benefits and dividends	20	5	5	5	(8)	24	7
Interest credited to policyholder account balances	20	20	23	25	25	72	93
Capitalization of deferred policy acquisition costs	0	0	0	0	0	(1)	0
Amortization of deferred policy acquisition costs	0	0	0	0	0	0	0
Other expenses	128	149	156	145	155	556	605

	168	174	184	175	172	651	705

Operating earnings before provision (benefit) for income tax	17	15	11	14	3	58	43
Provision (benefit) for income tax	6	5	4	6	1	20	16

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$11	$10	$7	$8	$2	$38	$27

Net investment gains (losses), net of income tax	(9)	1	(10)	(3)	(8)	(11)	(20)
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	2	11	(3)	5	(6)	27	7
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$2	$11	($3)	$5	($6)	$27	$7

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006

PREMIUMS AND DEPOSITS BY PRODUCT (1)

Total (2)
Life First Year Premiums and Deposits
Traditional Life	$54	$50	$50	$46	$57
Variable Life 1st Year excluding Single Premium COLI/BOLI	63	50	55	48	55
Universal Life 1st Year excluding Single Premium COLI/BOLI	228	203	177	147	135
Single Premium COLI/BOLI	15	6	6	3	1

Total Life First Year Premiums & Deposits (3)	360	309	288	244	248
Life Renewal Premiums and Deposits
Traditional Life	1,227	959	1,049	1,036	1,209
Variable & Universal Life	551	600	515	579	562
Annuities (4)	3,570	3,843	4,229	3,531	3,672

Total Premiums and Deposits	$5,708	$5,711	$6,081	$5,390	$5,691

Premiums and Deposits to Separate Accounts (5) (6)
Variable & Universal Life	$272	$262	$255	$267	$285
Annuities	2,456	2,507	2,884	2,118	2,406

Total Separate Accounts	$2,728	$2,769	$3,139	$2,385	$2,691

ANNUITY DEPOSITS BY TYPE
Fixed Annuity Deposits	$464	$520	$430	$594	$505
Variable Annuity Deposits	3,106	3,323	3,799	2,937	3,167

Total Annuity Deposits	$3,570	$3,843	$4,229	$3,531	$3,672

(1)	Statutory premiums direct and assumed.

(2)	Includes premiums and deposits to separate accounts and excludes Company sponsored internal exchanges.

(3)	Of the $248 million of First Year Life Premiums and Deposits received during the three months ended December 31, 2006, approximately 51% were distributed through MetLife agents, 19% through New England Financial agents, 26% through MetLife’s Independent Distribution channel and 4% through other distribution channels.

(4)	Of the $3,672 million of Annuity Deposits received during the three months ended December 31, 2006, approximately 25% were distributed through MetLife agents, 7% through New England Financial agents, 56% through MetLife’s Independent Distribution channel and 12% through MetLife Resources representatives.

(5)	Excludes Company sponsored internal exchanges.

(6)	Certain prior period amounts have been reclassified to conform with current period presentation.

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2005	2006	2006	2006	2006

Percentage of Premiums and Deposits to Separate Accounts,
Excluding Transfers from General Account: (1)
Variable & Universal Life	29.7%	29.0%	31.2%	29.9%	31.6%
Annuities	68.8%	65.2%	68.2%	60.0%	65.5%

Mortality has a Percentage of Expected

Lapse / Surrender (General and Separate Account) (2)	84.9%	94.0%	85.1%	82.4%	78.7%
Traditional Life	6.0%	6.0%	5.9%	5.7%	5.7%
Variable & Universal Life	6.1%	6.3%	6.0%	5.8%	5.5%
Variable Annuities	8.9%	9.5%	10.0%	10.2%	10.5%
Fixed Annuities	8.0%	8.7%	9.6%	10.2%	11.4%

Actual Number of Sales Representatives
MetLife Distribution	5,804	5,954	6,002	5,996	5,968
New England Financial	2,006	2,068	2,071	2,025	2,035
Independent Distribution Wholesalers	229	220	217	215	212
MetLife Resources	794	751	739	738	737
Walnut Street and Tower Square Securities	1,676	1,632	1,564	1,520	1,442
P&C Specialists	682	658	657	633	648

Total Agents	11,191	11,283	11,250	11,127	11,042

(1)	Certain prior period amounts have been reclassified to conform with current period presentation.

(2)	Lapse/Surrender rates are calculated for the most recent 12 months of experience.

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
Unaudited (In millions)
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Traditional Life	2005	2006	2006	2006	2006

Balance, beginning of period	$50,562	$50,944	$50,977	$51,177	$51,406
Premiums and deposits (1)	1,239	1,061	1,093	1,091	1,241
Interest on reserves	518	511	520	523	527
Surrenders and withdrawals	(470)	(504)	(433)	(432)	(432)
Benefit payments	(459)	(572)	(498)	(488)	(496)
Other	(446)	(463)	(482)	(465)	(507)

Balance, end of period	$50,944	$50,977	$51,177	$51,406	$51,739

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Variable & Universal Life	2005	2006	2006	2006	2006

Balance, beginning of period	$14,315	$14,852	$15,042	$15,268	$15,334
Premiums and deposits (1) (2)	567	572	482	479	462
Interest on reserves	148	142	145	151	149
Surrenders and withdrawals	(185)	(168)	(171)	(218)	(167)
Net transfers from (to) separate account	45	49	48	62	61
Policy charges	(351)	(363)	(364)	(365)	(371)
Benefit payments	(34)	(48)	(44)	(37)	(36)
Other	347	6	130	(6)	4

Balance, end of period	$14,852	$15,042	$15,268	$15,334	$15,436

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Annuities	2005	2006	2006	2006	2006

Balance, beginning of period	$46,136	$45,732	$45,293	$44,775	$44,518
Premiums and deposits (1) (2)	1,298	1,398	1,456	1,475	1,328
Interest on reserves	398	395	448	418	400
Surrenders and withdrawals	(1,178)	(1,231)	(1,552)	(1,341)	(1,508)
Net transfers from (to) separate account	(625)	(621)	(521)	(495)	(635)
Policy charges	(2)	(2)	(2)	(1)	0
Benefit payments	(297)	(326)	(349)	(326)	(346)
Other	2	(52)	2	13	(369)

Balance, end of period	$45,732	$45,293	$44,775	$44,518	$43,388

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Variable & Universal Life	2005	2006	2006	2006	2006

Balance, beginning of period	$9,164	$9,307	$9,769	$9,593	$9,796
Premiums and deposits (1)	307	283	276	289	309
Investment performance	155	492	(134)	192	506
Surrenders and withdrawals	(177)	(158)	(160)	(140)	(168)
Net transfers from (to) fixed account	(45)	(51)	(48)	(64)	(61)
Policy charges	(96)	(80)	(110)	(74)	(105)
Other	(1)	(24)	0	0	1

Balance, end of period	$9,307	$9,769	$9,593	$9,796	$10,278

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Annuities	2005	2006	2006	2006	2006

Balance, beginning of period	$69,146	$71,764	$75,861	$75,587	$78,570
Premiums and deposits (1)	2,479	2,532	2,928	2,213	2,531
Investment performance	1,507	3,255	(1,483)	2,584	4,771
Surrenders and withdrawals	(1,724)	(2,026)	(1,947)	(2,008)	(2,341)
Net transfers from (to) fixed account	625	621	521	495	635
Policy charges	(269)	(280)	(292)	(301)	(326)
Other	0	(5)	(1)	0	7

Balance, end of period	$71,764	$75,861	$75,587	$78,570	$83,847

(1)	Includes Company-sponsored internal exchanges.

(2)	Includes premiums and deposits directed to General Account investment option of a variable life or variable annuity product.

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006

INSURANCE EXPENSES (NET OF CAPITALIZATION OF DAC)

Insurance Expenses	$941	$830	$914	$855	$950
DAC Capitalization (1)	(426)	(384)	(429)	(353)	(385)

Net	$515	$446	$485	$502	$565

OTHER EXPENSES BY MAJOR CATEGORY

Commissions	$347	$315	$350	$282	$305
Other deferrable expenses	140	120	146	132	146
Direct and allocated expenses, not deferred	410	334	386	371	427
Pension and other post-retirement benefit costs	30	34	3	35	41
Premium tax and other tax, licenses and fees	14	27	29	35	31

Subtotal Insurance Expenses	941	830	914	855	950

Broker-dealer and other expenses	132	155	159	147	159
Reinsurance allowances	(26)	(21)	(13)	(15)	(12)

Total Other Expenses	$1,047	$964	$1,060	$987	$1,097

(1)	Excludes $17 million, $14 million, $14 million, $13 million and $13 million of DAC capitalization related to reinsurance allowances for the three months ended December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006 and December 31,2006, respectively.

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
Unaudited

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Variable & Universal Life	2005	2006	2006	2006	2006

ANNUALIZED GENERAL ACCOUNT SPREADS BY PRODUCT (%)
Investment income yield	6.63%	6.69%	6.41%	6.35%	6.43%
Average crediting rate	4.67%	4.56%	4.54%	4.53%	4.54%

Spread	1.96%	2.13%	1.87%	1.82%	1.89%

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Annuities	2005	2006	2006	2006	2006

ANNUALIZED GENERAL ACCOUNT SPREADS BY PRODUCT (%)
Investment income yield	6.32%	6.28%	6.28%	6.27%	6.51%
Average crediting rate	3.64%	3.65%	3.66%	3.67%	3.75%

Spread	2.68%	2.63%	2.62%	2.60%	2.76%

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — TOTAL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Auto & Home Operations	2005	2006	2006	2006	2006	2005	2006

REVENUES
Earned premiums	$729	$724	$726	$732	$742	$2,911	$2,924
Investment income, net	46	45	42	46	44	181	177
Other revenues	8	7	8	3	4	33	22

	783	776	776	781	790	3,125	3,123

EXPENSES
Losses and loss adjustment expense	454	451	432	426	408	1,994	1,717
Other expenses	218	203	211	210	227	831	851

	672	654	643	636	635	2,825	2,568

Operating earnings before provision (benefit) for income tax	111	122	133	145	155	300	555
Provision (benefit) for income tax	30	29	34	38	40	68	141

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$81	$93	$99	$107	$115	$232	$414

Net Income Reconciliation

Operating earnings available to common shareholders	$81	$93	$99	$107	$115	$232	$414

Net investment gains (losses)	(3)	1	(4)	(1)	8	(12)	4
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	1	(3)	4	0	(3)	4	(2)

Net investment gains (losses), net of income tax	(2)	(2)	0	(1)	5	(8)	2

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	0	0	0	0	0	0	0
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	0	0	0	0	0	0	0

Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	79	91	99	106	120	224	416
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$79	$91	$99	$106	$120	$224	$416

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Auto	2005	2006	2006	2006	2006	2005	2006

REVENUES
Earned premiums	$525	$517	$516	$519	$525	$2,123	$2,077
Investment income, net	37	34	32	34	32	138	132
Other revenues	5	6	7	4	6	23	23

	567	557	555	557	563	2,284	2,232

EXPENSES
Losses and loss adjustment expense	355	334	321	295	282	1,414	1,232
Other expenses	150	137	145	141	149	571	572

	505	471	466	436	431	1,985	1,804

Operating earnings before provision (benefit) for income tax	62	86	89	121	132	299	428
Provision (benefit) for income tax	13	21	21	33	36	75	111

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$49	$65	$68	$88	$96	$224	$317

Net investment gains (losses), net of income tax	(2)	(1)	0	(1)	3	(6)	1
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	47	64	68	87	99	218	318
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$47	$64	$68	$87	$99	$218	$318

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Homeowners & Other	2005	2006	2006	2006	2006	2005	2006

REVENUES
Earned premiums	$204	$207	$210	$213	$217	788	$847
Investment income, net	9	11	10	12	12	43	45
Other revenues	3	1	1	(1)	(2)	10	(1)

	216	219	221	224	227	841	891

EXPENSES
Losses and loss adjustment expense	99	117	111	131	126	580	485
Other expenses	68	66	66	69	78	260	279

	167	183	177	200	204	840	764

Operating earnings before provision (benefit) for income tax	49	36	44	24	23	1	127
Provision (benefit) for income tax	17	8	13	5	4	(7)	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$32	$28	$31	$19	$19	$8	$97

Net investment gains (losses), net of income tax	0	(1)	0	0	2	(2)	1
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	32	27	31	19	21	6	98
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$32	$27	$31	$19	$21	$6	$98

AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006

WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile	$492	$498	$507	$531	$503
Non-Standard Automobile	12	12	11	11	10
Homeowners & Other	200	186	226	239	213

Total	$704	$696	$744	$781	$726

SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

Total Auto & Home
Loss and loss adjustment expense ratio	62.3%	62.4%	59.3%	58.3%	54.9%
Other expense ratio	29.2%	27.2%	28.6%	28.1%	30.1%

Total combined ratio (1)	91.5%	89.6%	87.9%	86.4%	85.0%
Effect of catastrophe losses (2)	8.5%	3.0%	3.4%	5.2%	6.1%

Combined ratio excluding catastrophes	83.0%	86.6%	84.5%	81.2%	78.9%

Auto
Loss and loss adjustment expense ratio	67.6%	64.7%	62.2%	56.8%	53.7%
Other expense ratio	27.8%	25.7%	27.1%	26.3%	27.7%

Total combined ratio (1)	95.4%	90.4%	89.3%	83.1%	81.4%
Effect of catastrophe losses (2)	3.4%	0.8%	1.3%	0.8%	0.6%

Combined ratio excluding catastrophes	92.0%	89.6%	88.0%	82.3%	80.8%

Homeowners & Other
Loss and loss adjustment expense ratio	48.5%	56.5%	52.9%	61.1%	57.6%
Other expense ratio	32.9%	31.5%	31.0%	32.9%	36.0%

Total combined ratio (1)	81.4%	88.0%	83.9%	94.0%	93.6%
Effect of catastrophe losses (2)	20.6%	8.4%	8.1%	16.0%	19.2%

Combined ratio excluding catastrophes	60.8%	79.6%	75.8%	78.0%	74.4%

Pre-Tax Catastrophe Losses
Auto	$17	$4	$7	$4	$3
Homeowners & Other	36	17	17	34	42

Total	$53	$21	$24	$38	$45

Catastrophe points on combined ratios	8.5	3.0	3.4	5.2	6.1

Actual Number of Sales Representatives	100	98	93	93	100

(1)	The combined ratio reflects payment fees as a credit to Other expenses for the three months ended December 31, 2005, March 31, 2006, June 30, 2006, September 2006 and December 31,2006, which resulted in a 0.7, 0.7, 0.6, 0.6 and 0.6 of a percentage point decrease in the combined ratio for the periods ended, respectively. The decreases for Auto and Homeowners & Other were 0.8 and 0.5 of a percentage point, respectively, for December 31, 2005, 0.8 and 0.4 of a percentage point, respectively, for March 31, 2006, 0.7 and 0.4 of a percentage point, respectively, for June 30, 2006, 0.7 and 0.4 of a percentage point, respectively, for September 30, 2006, and 0.7 and 0.4 of a percentage point, respectively, for December 31, 2006.

(2)	Includes the effect of both catastrophe losses of $11 million in the fourth quarter of 2005 (reinstatement reinsurance premiums within Auto ($1 million) and Homeowners & Other ($10 million)).

INTERNATIONAL OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006	2005	2006

REVENUES
Premiums	$636	$631	$676	$675	$740	$2,186	$2,722
Universal life and investment-type product policy fees	165	184	194	205	221	579	804
Investment income, net	262	235	238	290	287	844	1,050
Other revenues	9	4	4	8	12	20	28

	1,072	1,054	1,112	1,178	1,260	3,629	4,604

EXPENSES
Policyholder benefits and dividends	600	527	600	581	644	2,056	2,352
Interest credited to policyholder account balances	92	87	86	93	98	278	364
Capitalization of deferred policy acquisition costs	(141)	(151)	(145)	(146)	(138)	(541)	(580)
Amortization of deferred policy acquisition costs	43	82	78	96	105	223	361
Other expenses	441	396	413	438	515	1,318	1,762

	1,035	941	1,032	1,062	1,224	3,334	4,259

Operating earnings before provision (benefit) for income tax	37	113	80	116	36	295	345
Provision (benefit) for income tax	(11)	38	18	44	21	62	121

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$48	$75	$62	$72	$15	$233	$224

Net Income Reconciliation

Operating earnings available to common shareholders	$48	$75	$62	$72	$15	$233	$224

Net investment gains (losses)	(7)	20	13	(17)	6	5	22
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	3	(6)	(5)	4	(2)	(1)	(9)

Net investment gains (losses), net of income tax	(4)	14	8	(13)	4	4	13

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	(21)	22	49	(73)	(55)	(77)	(57)
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	7	(7)	(18)	25	20	27	20

Adjustments related to net investment gains (losses), net of income tax (1)	(14)	15	31	(48)	(35)	(50)	(37)

Discontinued operations, net of income tax	0	0	0	0	0	5	0

Net income available to common shareholders	30	104	101	11	(16)	192	200
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$30	$104	$101	$11	($16)	$192	$200

Actual Number of Professional Sales Representatives	3,783	3,782	3,982	3,946	3,562

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

REINSURANCE OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006	2005	2006

REVENUES
Premiums	$1,062	$993	$1,078	$1,076	$1,201	$3,869	$4,348
Investment income, net	161	174	156	171	231	606	732
Other revenues	13	15	13	19	19	58	66

	1,236	1,182	1,247	1,266	1,451	4,533	5,146

EXPENSES
Claims and other policy benefits	860	813	871	849	957	3,206	3,490
Interest credited to policyholder account balances	57	63	48	46	97	220	254
Policy acquisition costs and other insurance expenses	159	158	174	185	203	621	720
Other expenses	57	63	60	84	88	196	295

	1,133	1,097	1,153	1,164	1,345	4,243	4,759

Operating earnings before provision (benefit) for income tax and minority interest	103	85	94	102	106	290	387
Provision (benefit) for income tax	17	12	16	17	17	45	62

Operating earnings available to common shareholders before minority interest	86	73	78	85	89	245	325
Elimination of minority interest, before tax	55	49	49	56	56	159	210

CONTRIBUTION TO METLIFE	$31	$24	$29	$29	$33	$86	$115

Net Income Reconciliation

Operating earnings available to common shareholders	$31	$24	$29	$29	$33	$86	$115

Net investment gains (losses)	(6)	8	(15)	3	11	22	7
Minority interest — net investment gains (losses)	3	(2)	4	0	(2)	(5)	0
Net investment gains (losses) tax benefit (provision)	1	(2)	4	(2)	(3)	(3)	(3)

Net investment gains (losses), net of income tax	(2)	4	(7)	1	6	14	4

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	0	0	0	0	0	0	0
Adjustments related to other expenses	(1)	(3)	8	(1)	(6)	(10)	(2)
Adjustments related to tax benefit (provision)	0	1	(3)	1	2	2	1

Adjustments related to net investment gains (losses), net of income tax (1)	(1)	(2)	5	0	(4)	(8)	(1)

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	28	26	27	30	35	92	118
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$28	$26	$27	$30	$35	$92	$118

(1)	Adjustments related to net investment gains (losses), net of income tax, include amortization of deferred policy acquisition costs.

REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006

PRE-TAX AND PRE-MINORITY INTEREST OPERATING EARNINGS BY REGION (1)
United States	$80	$66	$66	$75	$72
Canada	20	7	9	12	11
Asia-Pacific	18	7	8	19	24
Other international markets	12	15	17	9	17
Corporate	(27)	(10)	(6)	(13)	(18)

Total pre-tax and pre-minority interest operating earnings	$103	$85	$94	$102	$106

POLICY BENEFITS AND INTEREST SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.	$4,030	$4,157	$4,239	$4,328	$4,571
Asset intensive	4,657	4,773	4,911	5,022	5,265
Other	100	77	90	68	71

Total U.S.	8,787	9,007	9,240	9,418	9,907

Canada	1,596	1,622	1,780	1,781	1,737
Asia-Pacific	688	708	752	780	874
Other international markets	680	719	774	786	814

Total International	2,964	3,049	3,306	3,347	3,425

Total policy benefits and interest sensitive contract liabilities	$11,751	$12,056	$12,546	$12,765	$13,332

(1)	Effective for the three months ended March 31, 2006, Reinsurance Group of America, Incorporated (“RGA”) changed its method of allocating capital to its regional markets from a method based upon regulatory capital requirements to one based upon underlying economic capital levels. This approach is based upon a more detailed, internally developed risk capital model that its management believes better captures the unique risks inherent in each regional business. The primary effect of the change relates to the amount of net investment income and capital charges that are allocated to each region. This change does not affect RGA’s consolidated financial results.

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006	2005	2006

REVENUES
Premiums	$12	$9	$10	$7	$9	$22	$35
Universal life and investment-type product policy fees	0	0	0	0	0	1	0
Investment income, net	255	296	308	219	320	813	1,143
Other revenues	17	7	6	12	9	30	34

	284	312	324	238	338	866	1,212

EXPENSES
Policyholder benefits and dividends	16	7	13	13	4	(15)	37
Interest credited to policyholder account balances	0	0	0	0	0	0	0
Interest credited to bank deposits	37	43	48	51	52	109	194
Interest expense	171	175	183	200	187	551	745
Other expenses	135	93	111	70	136	295	410

	359	318	355	334	379	940	1,386

Operating earnings before provision (benefit) for income tax	(75)	(6)	(31)	(96)	(41)	(74)	(174)
Provision (benefit) for income tax	(45)	(48)	(50)	(123)	(109)	(160)	(330)

Operating earnings	(30)	42	19	27	68	86	156
Preferred stock dividends	32	33	33	34	34	63	134

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	($62)	$9	($14)	($7)	$34	$23	$22

Net Income Reconciliation
Operating earnings available to common shareholders	($62)	$9	($14)	($7)	$34	$23	$22

Net investment gains (losses)	118	(49)	(64)	(40)	4,698	1,391	4,545
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	(44)	16	21	12	(1,654)	(494)	(1,605)

Net investment gains (losses), net of income tax	74	(33)	(43)	(28)	3,044	897	2,940

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	0	0	0	0	0	0	0
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	0	0	0	0	0	0	0

Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0

Discontinued operations, net of income tax	12	0	30	0	2	163	32

Net income available to common shareholders	24	(24)	(27)	(35)	3,080	1,083	2,994
Preferred stock dividends	32	33	33	34	34	63	134

Net income	$56	$9	$6	($1)	$3,114	$1,146	$3,128

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006

FIXED MATURITY SECURITIES
Yield (1)	6.17%	6.14%	6.10%	6.17%	6.23%
Investment Income (2)	$2,954	$2,996	$2,986	$3,015	$3,080
Investment gains (losses)	($567)	($412)	($381)	($128)	($198)
Ending Carrying Value (2)	$230,875	$240,711	$237,612	$243,136	$244,187

MORTGAGE AND CONSUMER LOANS
Yield (1)	6.85%	6.68%	6.41%	6.53%	6.78%
Investment Income (3)	$591	$585	$574	$602	$650
Investment gains (losses)	$23	$4	$3	($8)	($7)
Ending Carrying Value	$37,190	$37,351	$38,665	$40,141	$42,239

REAL ESTATE AND REAL ESTATE JOINT VENTURES (4)
Yield (1)	8.59%	12.50%	11.37%	8.73%	13.27%
Investment Income	$100	$146	$135	$103	$165
Investment gains (losses)	$166	$17	$54	$118	$4,709
Ending Carrying Value	$4,665	$4,700	$4,786	$4,931	$4,986

POLICY LOANS
Yield (1)	5.80%	5.84%	5.89%	6.10%	6.13%
Investment Income	$143	$146	$147	$154	$156
Ending Carrying Value	$9,981	$9,987	$10,065	$10,115	$10,228

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP INTERESTS
Yield (1)	13.15%	12.86%	14.83%	10.41%	18.81%
Investment Income	$232	$235	$278	$198	$356
Investment gains (losses)	$32	$27	$25	($7)	$40
Ending Carrying Value	$7,614	$7,870	$8,007	$7,863	$9,912

CASH AND SHORT-TERM INVESTMENTS
Yield (1)	4.22%	4.63%	4.70%	5.42%	6.89%
Investment Income	$85	$80	$85	$120	$157
Investment gains (losses)	($1)	($1)	($1)	$1	($1)
Ending Carrying Value	$7,324	$8,512	$8,193	$11,763	$9,816

OTHER INVESTED ASSETS (5)
Yield (1)	9.65%	8.92%	7.94%	10.02%	11.28%
Investment Income	$178	$171	$168	$222	$260
Investment gains (losses)	$113	($259)	($517)	$278	($207)
Ending Carrying Value	$8,078	$8,386	$9,652	$9,194	$10,428

TOTAL INVESTMENTS
Gross investment income yield (1)	6.51%	6.54%	6.49%	6.48%	6.96%
Investment fees and expenses yield	(0.17%)	(0.12%)	(0.14%)	(0.16%)	(0.18%)

NET INVESTMENT INCOME YIELD	6.34%	6.42%	6.35%	6.32%	6.78%

Gross investment income	$4,283	$4,359	$4,373	$4,414	$4,824
Investment fees and expenses	(116)	(81)	(96)	(106)	(121)

NET INVESTMENT INCOME	$4,167	$4,278	$4,277	$4,308	$4,703

Ending Carrying Value	$305,727	$317,517	$316,980	$327,143	$331,796

Gross investment gains (6)	$492	$215	$260	$297	$4,982
Gross investment losses (6)	(721)	(565)	(661)	(310)	(499)
Writedowns (6)	(9)	(22)	(45)	(25)	(44)

Subtotal	(238)	(372)	(446)	(38)	4,439
Derivative & other instruments not qualifying for hedge accounting (6)	4	(252)	(371)	292	(103)

INVESTMENT GAINS (LOSSES)	(234)	(624)	(817)	254	4,336
Minority interest — net investment gains (losses)	3	(2)	4	0	(2)
Investment gains (losses) tax benefit (provision)	85	220	289	(92)	(1,531)

INVESTMENT GAINS (LOSSES), NET OF INCOME TAX	($146)	($406)	($524)	$162	$2,803

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $825 million, $883 million, $519 million, $780 million and $759 million in ending carrying value, and ($3) million, $19 million, ($3) million, $14 million and $41 million of investment income (loss) related to trading securities at or for the three months ended December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $29 million, $19 million, $28 million, $19 million and $18 million related to discontinued operations for the three months ended December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006 and December 31,2006, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is $156 million, ($5) million, ($3) million, $99 million and $4,704 million related to discontinued operations for the three months ended December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006, respectively.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS No. 133 of $36 million, $39 million, $68 million, $96 million and $87 million for the three months ended December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is ($6) million, ($4) million, $3 million, $3 million and $5 million for the three months ended December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

(6)	Certain prior period amounts have been reclassified to conform with current period presentation.

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

	For the Year-to-Date Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006

FIXED MATURITY SECURITIES
Yield (1)	6.00%	6.14%	6.12%	6.14%	6.16%
Investment Income (2)	$10,400	$2,996	$5,982	$8,997	$12,077
Investment gains (losses)	($868)	($412)	($793)	($921)	($1,119)
Ending Carrying Value (2)	$230,875	$240,711	$237,612	$243,136	$244,187

MORTGAGE AND CONSUMER LOANS
Yield (1)	6.81%	6.68%	6.55%	6.54%	6.60%
Investment Income (3)	$2,236	$585	$1,159	$1,761	$2,411
Investment gains (losses)	$17	$4	$7	($1)	($8)
Ending Carrying Value	$37,190	$37,351	$38,665	$40,141	$42,239

REAL ESTATE AND REAL ESTATE JOINT VENTURES (4)
Yield (1)	10.59%	12.50%	11.93%	10.86%	11.55%
Investment Income	$467	$146	$281	$384	$549
Investment gains (losses)	$2,139	$17	$71	$189	$4,898
Ending Carrying Value	$4,665	$4,700	$4,786	$4,931	$4,986

POLICY LOANS
Yield (1)	6.00%	5.84%	5.86%	5.94%	5.99%
Investment Income	$572	$146	$293	$447	$603
Ending Carrying Value	$9,981	$9,987	$10,065	$10,115	$10,228

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP INTERESTS
Yield (1)	12.83%	12.86%	13.86%	12.68%	14.18%
Investment Income	$798	$235	$513	$711	$1,067
Investment gains (losses)	$159	$27	$52	$45	$85
Ending Carrying Value	$7,614	$7,870	$8,007	$7,863	$9,912

CASH AND SHORT-TERM INVESTMENTS
Yield (1)	3.66%	4.63%	4.67%	4.96%	5.51%
Investment Income	$362	$80	$165	$285	$442
Investment gains (losses)	($2)	($1)	($2)	($1)	($2)
Ending Carrying Value	$7,324	$8,512	$8,193	$11,763	$9,816

OTHER INVESTED ASSETS (5)
Yield (1)	8.96%	8.92%	8.41%	8.98%	9.60%
Investment Income	$570	$171	$339	$561	$821
Investment gains (losses)	$502	($259)	($776)	($498)	($705)
Ending Carrying Value	$8,078	$8,386	$9,652	$9,194	$10,428

TOTAL INVESTMENTS
Gross investment income yield (1)	6.35%	6.54%	6.51%	6.50%	6.62%
Investment fees and expenses yield	(0.14%)	(0.12%)	(0.13%)	(0.14%)	(0.15%)

NET INVESTMENT INCOME YIELD	6.21%	6.42%	6.38%	6.36%	6.47%

Gross investment income	$15,405	$4,359	$8,732	$13,146	$17,970
Investment fees and expenses	(339)	(81)	(177)	(283)	(404)

NET INVESTMENT INCOME	$15,066	$4,278	$8,555	$12,863	$17,566

Ending Carrying Value	$305,727	$317,517	$316,980	$327,143	$331,796

Gross investment gains (6)	$3,340	$215	$475	$772	$5,754
Gross investment losses (6)	(1,578)	(565)	(1,226)	(1,536)	(2,035)
Writedowns (6)	(116)	(22)	(67)	(92)	(136)

Subtotal	1,646	(372)	(818)	(856)	3,583
Derivative & other instruments not qualifying for hedge accounting (6)	301	(252)	(623)	(331)	(434)

INVESTMENT GAINS (LOSSES)	1,947	(624)	(1,441)	(1,187)	3,149
Minority interest — net investment gains (losses)	(9)	(2)	2	2	0
Investment gains (losses) tax benefit (provision)	(681)	220	509	417	(1,114)

INVESTMENT GAINS (LOSSES), NET OF INCOME TAX	$1,257	($406)	($930)	($768)	$2,035

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $825 million, $883 million, $519 million, $780 million and $759 million in ending carrying value, and $14 million, $19 million, $16 million, $30 million and $71 million of investment income (loss) related to trading securities at or for the year-to-date ended December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $151 million, $19 million, $47 million, $66 million and $84 million related to discontinued operations for year-to-date ended December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is $2,125 million, ($5) million, ($8) million, $91 million and $4,795 million related to discontinued operations for year-to-date ended December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006, respectively.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS No. 133 of $99 million, $39 million, $107 million, $203 million and $290 million for the year-to-date ended December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is ($13) million, ($4) million, ($1) million, $2 million and $7 million for the year-to-date ended December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

(6)	Certain prior period amounts have been reclassified to conform with current period presentation.

&nbs;
METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES (1)

	December 31, 2005		March 31, 2006		June 30, 2006		September 30, 2006		December 31, 2006
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$2,159	97.9%	$4,379	98.7%	$6,400	96.3%	$2,501	98.3%	$2,314	99.2%
20% or more for less than six months	39	1.8%	47	1.1%	232	3.5%	6	0.2%	7	0.3%
20% or more for six months or greater	7	0.3%	9	0.2%	10	0.2%	38	1.5%	11	0.5%

Total Gross Unrealized Losses	$2,205	100.0%	$4,435	100.0%	$6,642	100.0%	$2,545	100.0%	$2,332	100.0%

Total Gross Unrealized Gains	$8,329		$6,123		$4,994		$7,343		$7,445

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES (1)

	December 31, 2005		March 31, 2006		June 30, 2006		September 30, 2006		December 31, 2006
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$29	70.7%	$30	75.0%	$51	69.9%	$26	60.5%	$39	86.7%
20% or more for less than six months	12	29.3%	10	25.0%	22	30.1%	17	39.5%	5	11.1%
20% or more for six months or greater	0	0.0%	0	0.0%	0	0.0%	0	0.0%	1	2.2%

Total Gross Unrealized Losses	$41	100.0%	$40	100.0%	$73	100.0%	$43	100.0%	$45	100.0%

Total Gross Unrealized Gains	$295		$384		$338		$404		$590

(1)	The Company’s review of its Fixed Maturity Securities and Equity Securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE FOR SALE
BY SECTOR AND QUALITY DISTRIBUTION

		December 31, 2005		March 31, 2006		June 30, 2006		September 30, 2006		December 31, 2006
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$74,318	32.3%	$73,897	30.8%	$75,156	31.7%	$76,551	31.6%	$75,421	31.0%
Residential mortgage-backed securities		47,246	20.5%	52,016	21.7%	51,136	21.6%	53,761	22.2%	51,666	21.2%
Foreign corporate securities		34,981	15.2%	35,028	14.6%	35,611	15.0%	36,956	15.2%	35,769	14.7%
US Treasury/agency securities		26,958	11.7%	27,724	11.6%	26,184	11.0%	26,578	11.0%	30,633	12.6%
Commercial mortgage-backed securities		17,698	7.7%	20,029	8.3%	18,613	7.8%	17,451	7.2%	16,605	6.8%
Asset-backed securities		11,573	5.0%	13,630	5.7%	13,067	5.5%	13,016	5.4%	13,889	5.7%
Foreign government securities		11,446	5.0%	11,539	4.8%	11,290	4.8%	12,384	5.1%	12,601	5.2%
State and political subdivision securities		4,750	2.1%	4,839	2.0%	4,882	2.1%	5,094	2.1%	6,300	2.6%
Other fixed maturity securities		888	0.4%	934	0.4%	974	0.4%	346	0.1%	315	0.1%

Total bonds		229,858	99.9%	239,636	99.9%	236,913	99.9%	242,137	99.9%	243,199	99.9%
Redeemable preferred stock		192	0.1%	192	0.1%	180	0.1%	219	0.1%	229	0.1%

Total Fixed Maturity Securities		$230,050	100.0%	$239,828	100.0%	$237,093	100.0%	$242,356	100.0%	$243,428	100.0%

NAIC	RATING AGENCY
RATING (1)	EQUIVALENT DESIGNATION
1	Aaa / Aa / A	$165,577	72.0%	$176,017	73.4%	$171,836	72.5%	$176,694	72.9%	$178,706	73.4%
2	Baa	49,124	21.3%	47,852	20.0%	48,032	20.2%	48,996	20.2%	47,173	19.4%
3	Ba	9,142	4.0%	9,456	3.9%	9,836	4.1%	9,420	3.9%	9,806	4.0%
4	B	5,710	2.5%	5,997	2.5%	6,762	2.9%	6,693	2.8%	7,123	2.9%
5	Caa and lower	290	0.1%	291	0.1%	429	0.2%	314	0.1%	375	0.2%
6	In or near default	15	0.0%	23	0.0%	18	0.0%	20	0.0%	16	0.0%

Total bonds		229,858	99.9%	239,636	99.9%	236,913	99.9%	242,137	99.9%	243,199	99.9%
Redeemable preferred stock		192	0.1%	192	0.1%	180	0.1%	219	0.1%	229	0.1%

Total Fixed Maturity Securities		$230,050	100.0%	$239,828	100.0%	$237,093	100.0%	$242,356	100.0%	$243,428	100.0%

(1)	Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.
METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

	December 31, 2005		March 31, 2006		June 30, 2006		September 30, 2006		December 31, 2006
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$6,818	24.3%	$7,038	24.9%	$7,602	25.8%	$7,908	25.7%	$7,663	24.0%
South Atlantic	6,093	21.8%	6,343	22.4%	6,714	22.7%	7,029	22.8%	6,881	21.6%
Middle Atlantic	4,689	16.7%	4,177	14.8%	4,346	14.7%	4,251	13.8%	4,858	15.3%
East North Central	3,078	11.0%	3,161	11.2%	2,884	9.8%	2,972	9.6%	2,879	9.0%
West South Central	2,069	7.4%	2,288	8.1%	2,482	8.4%	2,568	8.3%	2,631	8.3%
New England	1,295	4.6%	1,261	4.5%	1,165	3.9%	1,125	3.6%	1,301	4.1%
International	1,817	6.5%	1,896	6.7%	2,242	7.6%	2,449	7.9%	2,832	8.9%
Mountain	861	3.1%	821	2.9%	814	2.8%	912	3.0%	859	2.7%
West North Central	825	2.9%	817	2.9%	811	2.7%	831	2.7%	799	2.5%
East South Central	381	1.4%	380	1.3%	378	1.3%	489	1.6%	452	1.4%
Other	96	0.3%	96	0.3%	95	0.3%	314	1.0%	692	2.2%

Total	$28,022	100.0%	$28,278	100.0%	$29,533	100.0%	$30,848	100.0%	$31,847	100.0%

Office	$13,453	48.0%	$13,636	48.2%	$14,060	47.6%	$14,756	47.8%	$15,083	47.4%
Retail	6,398	22.8%	6,270	22.2%	6,585	22.3%	6,617	21.5%	6,552	20.6%
Apartments	3,102	11.1%	3,283	11.6%	3,422	11.6%	3,580	11.6%	3,772	11.8%
Industrial	2,656	9.5%	2,763	9.8%	2,939	10.0%	2,962	9.6%	2,850	8.9%
Hotel	1,355	4.8%	1,490	5.3%	1,429	4.8%	1,799	5.8%	2,120	6.7%
Other	1,058	3.8%	836	2.9%	1,098	3.7%	1,134	3.7%	1,470	4.6%

Total	$28,022	100.0%	$28,278	100.0%	$29,533	100.0%	$30,848	100.0%	$31,847	100.0%

METLIFE, INC.
SUMMARY OF REAL ESTATE

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006

Wholly-owned	$3,735	$3,902	$3,854	$3,691	$3,506
Joint ventures	926	794	923	1,231	1,477

Subtotal	4,661	4,696	4,777	4,922	4,983
Foreclosed	4	4	9	9	3

Total Real Estate (1)	$4,665	$4,700	$4,786	$4,931	$4,986

SUMMARY OF MORTGAGES AND CONSUMER LOANS

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2005	2006	2006	2006	2006

COMMERCIAL MORTGAGES	$28,022	$28,278	$29,533	$30,848	$31,847
AGRICULTURAL MORTGAGES	7,700	7,689	7,817	8,056	9,213
CONSUMER LOANS	1,468	1,384	1,315	1,237	1,179

TOTAL	$37,190	$37,351	$38,665	$40,141	$42,239

(1)	Includes real estate held-for-sale and held-for-investment.

Company Ratings as of February 13, 2007

	Moody's		Standard &	A.M. Best		Fitch
	Investors Service		Poor's	Company		Ratings
Financial Strength Ratings
First MetLife Investors Insurance Co.	NR		AA	A+		NR
General American Life Insurance Company	Aa2		AA	A+		AA
MetLife Insurance Company of Connecticut	Aa2		AA	A+		AA
MetLife Insurance Company of Connecticut (Short-term rating)	P-1		NR	NR		NR
MetLife Investors Insurance Company	Aa2		AA	A+		AA

MetLife Investors USA Insurance Company	Aa3		AA	A+		AA
MetLife Life and Annuity Company of Connecticut	Aa2		AA	A+		AA
Metropolitan Casualty Insurance Company	NR		NR	A		NR
Metropolitan Direct Property and Casualty Insurance Co.	NR		NR	A		NR
Metropolitan General Insurance Company	NR		NR	A		NR
Metropolitan Group Property & Casualty Insurance Co.	NR		NR	A		NR
Metropolitan Life Insurance Company	Aa2		AA	A+		AA
Metropolitan Life Insurance Company (Short-term rating)	P-1		A-1+	NR		NR
Metropolitan Lloyds Insurance Company of Texas	NR		NR	A		NR
Metropolitan Property and Casualty Insurance Company	Aa3		NR	A		NR
Metropolitan Tower Life Insurance Company	Aa3		NR	A+		NR
New England Life Insurance Company	Aa2		AA	A+		AA
Texas Life Insurance Company	NR		NR	A		NR

RGA Reinsurance Company	A1		AA-	A+		AA-

Credit Ratings
GenAmerica Capital I
Preferred Stock	A3		BBB+	NR		A-
General American Life Insurance Company
Surplus Notes	A1		A+	a+	*	NR

MetLife, Inc.
Senior Unsecured Debt	A2		A	a	*	A
Commercial Paper	P-1		A-1	AMB-1	*	F1
Subordinated Debt	A3		NR	a-	*	NR
Junior Subordinated Debt	A3	**	BBB+	bbb+	*	NR
Preferred Stock	Baa1		BBB+	bbb+	*	A-
Non-Cumulative Perpetual Preferred Stock	Baa1		BBB	bbb+	*	A-

MetLife Capital Trust II
Trust Preferred Stock	A3		BBB+	a-	*	A-

MetLife Capital Trust III
Trust Preferred Stock	A3		BBB+	a-	*	A-

MetLife Funding, Inc.
Commercial Paper	P-1		A-1+	AMB-1+	*	F1+

Metropolitan Life Global Funding I
Senior Secured Debt	Aa2		AA	aa	*	NR

Metropolitan Life Insurance Company
Surplus Notes	A1		A+	a+	*	A+

Reinsurance Group of America, Incorporated
Senior Unsecured Debt	Baa1		A-	a-		A-
Junior Subordinated Debt	Baa3		BBB-	bbb		BBB+

RGA Capital Trust I
Preferred Stock	Baa2		BBB	bbb+		BBB+

RGA Capital Trust II
Preferred Stock	Baa2		BBB	bbb+		BBB+

*	A.M. Best’s outlook for these ratings is negative.

**	Under review for a possible downgrade.

NR	Not Rated